--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------

                                                                January 31, 1996




Dear Shareholder,

    Since the inception of The BlackRock Municipal Target Term Trust Inc. in 1991, the market for investments in fixed income securities has witnessed an unprecedented amount of interest rate volatility, which has changed the landscape for fixed income investors. 1995 has been a great year for investments in the bond market following the disappointments of 1994, as yields have declined and the value of fixed income securities has increased dramatically.

    Looking forward, we maintain a positive outlook for the market's performance in 1996. The economy currently appears to be growing at a steady rate and inflation appears to be under control. Market participants are beginning to agree that the Federal Reserve has achieved the "soft landing" that they set out to accomplish through a series of interest rate increases last year, and are optimistic for a further ease in the Fed's monetary policy should a budget accord emphasizing fiscal restraint be reached in Washington.

    BlackRock Financial Management, Inc. is completing its first year as part of PNC Bank Corporation, becoming an essential part of PNC's Asset Management Group by taking a leadership role in their fixed income management operations. We have witnessed consistent growth of our assets under management, which now stand at approximately $34 billion, as both retail and institutional fixed income investors continue to recognize the value of our risk management capabilities and long term investment philosophy.

    We look forward to maintaining your respect and confidence and to serving your financial needs in the coming year.


Sincerely,




Laurence D. Fink                   Ralph L. Schlosstein
Chairman                           President

                                                                January 31, 1996




Dear Shareholder,

    We are pleased to present the annual report for The BlackRock Municipal Target Term Trust Inc. (NYSE symbol: ("BMN") for the year ended December 31,
1995. The past year has been an exciting and challenging time to be participating in the fixed income markets, and we would like to take this opportunity to review the Trust's strong performance from both a stock price and net asset value (NAV) perspective, as well as to discuss the opportunities available to the Trust in the current lower interest rate environment.

    The Trust is a diversified closed-end bond fund whose investment objective is to manage a portfolio of municipal debt securities that will return $10 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2006, while providing current income exempt from regular federal income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

    The table below summarizes the performance of the Trust's stock price and net asset value (the market value of its bonds per share) over the fiscal year:


                           -----------------------------------------------------
                            12/31/95   12/31/94   Change      High       Low
--------------------------------------------------------------------------------
Stock Price                  $10.125    $8.875    +14.08%    $10.625    $8.750
--------------------------------------------------------------------------------
Net Asset Value (NAV)        $11.14     $9.98     +11.62%    $11.22     $9.98
--------------------------------------------------------------------------------
Premium/(Discount) to NAV     (9.11%)  (11.07%)   + 1.96%     (5.12%)  (11.15%)
--------------------------------------------------------------------------------


The Fixed Income Markets

    The dramatic rally in the fixed income markets, which caused interest rates to fall and prices of fixed income securities to rise since late 1994 has changed the market landscape for fixed income investors. The Treasury market rallied throughout the year, sparked by a deceleration in economic growth from the torrid pace of 1994 as well as continued signs of subdued inflation. Over the past twelve months, interest rates have declined substantially across the Treasury and municipal yield curves. At the end of December, the yield of Treasury 30-year bond fell below 6.00% for the first time since October 1993, closing the year at 5.95%. This represents a fall of 193 basis points (1.93%) from year-end 1994.

    While the overall performance of the municipal debt market somewhat lagged the rally in the Treasury market, municipal securities posted strong performance in 1995. Yields on municipal securities have declined dramatically from their fourth quarter 1994 levels, led by a 123 basis point drop (1.23%) in the yield on AAA 30-year General Obligation securities from 6.51% on December 31, 1994 to 5.28% on December 31, 1995. Although seasonal demand from coupon payments and redemptions did not fully match expectations at times during the year, a relatively light amount of new issuance improved technical conditions in the municipal market and encouraged the rise in price for these securities.

    Market participants have been attuned to the continuing debate in Washington on tax reform. Most notably, several Congressional leaders and Presidential hopefuls have proposed a variety of tax simplification plans, of which the most extreme proposal would be a flat tax that would remove the tax-free advantage of municipal income by exempting all investment income from taxation. On January 17, 1996, The Commission on Economic Growth and Tax Reform, headed by former Congressman Jack Kemp, released its much anticipated report. Their recommendations emphasized a need for tax simplification towards a "single tax bracket" without definitively recommending a particular rate of taxation, thus setting the stage for increased discussion on this issue in the election year.

    Due to investor concerns over the potential threat of tax reform, it is likely that the municipal market may continue to experience price volatility in 1996. While the municipal market rallied and yields declined over 1995, municipal securities were trading at cheap levels relative to comparable Treasuries at year-end. BlackRock believes that municipal securities have the potential to be the best performing sector of the fixed income markets in 1996 should the tax reform proposals currently negatively affecting municipal bond performance be eliminated.


The Trust's Portfolio and Investment Strategy

    The Trust's portfolio is invested in high credit-quality municipal issues with ratings of "AAA" by Standard & Poor's Corporation (or of equivalent quality determined by other major rating agencies). In addition, the majority of the individual securities within the portfolio are insured as to timely payment of interest and principal by municipal bond insurance companies whose long-term obligations are rated "AAA." As such, Standard & Poor's has given a AAAf rating to the portfolio.

    BlackRock Financial Management actively manages the Trust's portfolio to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, rotating sectors to benefit from changing market conditions. As the municipal bond market rallied throughout 1995, prices of most securities in the portfolio increased above their purchase price. By selling one of these bonds, the Trust would recognize a gain and be forced to make a taxable distribution to shareholders. As one of the Trust's primary objectives is to provide tax-free income, the portfolio curbed its trading activity to minimize any taxable distributions.

    The Trust employs leverage at about 35% of total assets to enhance its income by borrowing at short term municipal rates and investing the proceeds in longer maturity issues which have higher yields. The degree to which the Trust can benefit from its use of leverage affects the ability of the Trust to pay high monthly income. The two reductions made to the Fed funds target rate in December and January lowered the overnight bank lending rate by 0.50% and is expected to result in lower short term municipal rates. This could provide the Trust an opportunity to earn more excess income in the coming year through its use of leverage.


                 The BlackRock Municipal Target Term Trust Inc.
     -------------------------------------------------------------------------
     Sector                        December 31, 1995        December 31, 1994
     -------------------------------------------------------------------------
     City, County and State                21%                      22%
     -------------------------------------------------------------------------
     Hospital                              15%                      15%
     -------------------------------------------------------------------------
     Tax Revenue                           14%                      19%
     -------------------------------------------------------------------------
     Transportation                        14%                      14%
     -------------------------------------------------------------------------
     Water & Sewer                         10%                       9%
     -------------------------------------------------------------------------
     Utility                                9%                       6%
     -------------------------------------------------------------------------
     Lease Revenue                          7%                       7%
     -------------------------------------------------------------------------
     Education                              4%                       3%
     -------------------------------------------------------------------------
     Building                               2%                       2%
     -------------------------------------------------------------------------
     Other                                  4%                       3%
     -------------------------------------------------------------------------

    We look forward to managing the Trust in the coming year to benefit from the opportunities available to investors in the municipal market. We thank you for your investment and continued interest in The BlackRock Municipal Target Term Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM
(7236) if you have any specific questions which were not addressed in this report.

Sincerely yours,

Robert S. Kapito                            Kevin Klingert
Vice Chairman and                           Managing Director and
Portfolio Manager                           Municipal Portfolio Manager
BlackRock Financial Management, Inc.        BlackRock Financial Management, Inc.


--------------------------------------------------------------------------------
                 The BlackRock Municipal Target Term Trust Inc.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                           BMN
--------------------------------------------------------------------------------
Initial Offering Date:                                September 27, 1991
--------------------------------------------------------------------------------
Closing Stock Price as of 12/31/95:                        $10.125
--------------------------------------------------------------------------------
Net Asset Value as of 12/31/95:                            $11.14
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 12/31/95 ($10.125)1:      6.07%
--------------------------------------------------------------------------------
Current Monthly Distribution per Common Share:2             $0.05125
--------------------------------------------------------------------------------
Current Annualized Distribution per Common Share:2          $0.6150
--------------------------------------------------------------------------------

-----------
1Yield on Closing Stock Price is  calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
The BlackRock Municipal Target Term Trust Inc.
Portfolio of Investments
December 31, 1995
--------------------------------------------------------------------------------

                                                                                                           Option
Rating* Principal                                                                                           Call
(Unaud- Amount                                                                                           Provisions+       Value
ited)   (000)                                   Description                                              (unaudited)     (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS-143.0%
                     Alabama-1.0%
                     Hoover Brd. of Ed. Spl. Tax. Wts., G.O., AMBAC,
AAA    $ 1,700         6.50%, 2/01/01+ .................................................................. No Opt. Call $  1,892,100
AAA      1,815         6.60%, 2/01/01+ .................................................................. No Opt. Call    2,028,262
AAA      1,025         6.625%, 2/01/01+ ................................................................. No Opt. Call    1,146,596
                                                                                                                       ------------
                                                                                                                          5,066,958

                     Alaska-4.4%
AAA      7,500       Anchorage Elec. Util. Rev., 7.125%, 6/01/06, MBIA .................................. 6/99 at 102     8,236,575
AAA      4,845       Fairbanks Mun. Util. Auth. Rev., Ser. A, 7.10%, 1/01/05, AMBAC ..................... 1/99 at 102     5,254,548
                     No. Slope Boro.,
AAA      5,000         Ser. A, Zero Coupon, 6/30/06, MBIA ............................................... No Opt. Call    2,917,550
AAA      9,000         Ser. B, Zero Coupon, 6/30/04, CGIC ............................................... No Opt. Call    5,915,700
                                                                                                                       ------------
                                                                                                                         22,324,373
                                                                                                                       ------------
                     Arizona-1.1%
AAA      5,010       Tucson Bus. Dev. Fin. Corp. Lease Rev., 6.25%, 7/01/06, FGIC ....................... 7/02 at 102     5,475,479
                                                                                                                       ------------

                     California-4.5%
AAA      6,000       California St., G.O., 6.30%, 9/01/06, AMBAC ........................................ No Opt. Call    6,778,860
AAA      1,910       California St., Pub. Wrks. Rev., Ser. A, 6.20%, 12/01/06, AMBAC .................... 12/02 at 102    2,088,318
AAA      4,000       Glendale Hosp. Rev., Adventist Hlth. Ctr., Ser. A, 6.50%, 3/01/07, MBIA ............  3/01 at 102    4,370,520
                     Los Angeles Wst. Wtr. Sys. Rev., MBIA,
AAA      5,570         5.625%, 6/01/07 ..................................................................  6/03 at 102    5,812,963
AAA      3,320         Ser. D, 6.60%, 12/01/06 .......................................................... 12/00 at 102    3,639,085
                                                                                                                       ------------
                                                                                                                         22,689,746
                                                                                                                       ------------
                     Colorado-2.0%
                     Denver City & Cnty. Wtr. Brd. Rev., C.O.P., FGIC,
AAA      3,410         6.50%, 5/15/11 ................................................................... 11/01 at 101    3,715,400
AAA      1,875         6.60%, 11/15/06 .................................................................. 11/01 at 101    2,062,462
AAA      3,865         6.625%, 11/15/07 ................................................................. 11/01 at 101    4,235,538
                                                                                                                       ------------
                                                                                                                         10,013,400
                                                                                                                       ------------
                     District of Columbia-1.7%
AAA      8,250       District of Columbia, G.O., Ser. B, 5.90%, 6/01/06, MBIA ...........................  6/04 at 102    8,722,725
                                                                                                                       ------------
                     Florida-13.2%
                     Florida St. Div. Bd. Fin. Dept. Gen. Svcs. Rev. (Dept. Nat. Res. & Pres.),
AAA      7,000         6.45%, 7/01/07, MBIA .............................................................  7/01 at 101    7,705,670
AAA      6,975         6.75%, 7/01/07, AMBAC ............................................................  7/01 at 102    7,870,311
AAA      2,190       Florida St. Sunshine Skyway Rev., 6.60%, 7/01/07, MBIA .............................  7/01 at 101    2,417,607
                     Greater Orlando Aviation Auth., Arpt. Facs. Rev., Ser. B, FGIC,
AAA      4,760         6.55%, 10/01/06 .................................................................. 10/02 at 102    5,359,427
AAA      5,070         6.55%, 10/01/07 .................................................................. 10/02 at 102    5,676,980
AAA      3,155       Gulf Breeze, Local Gov't., Ln. Pkg. Rev., 7.70%, 12/01/15, FGIC .................... 12/99 at 102    3,510,568
AAA      2,650       Jacksonville Hlth. Facs. Auth. Rev., Mem. Med. Ctr., Ser. A, 6.625%, 5/01/01, MBIA . No Opt. Call    2,989,253
AAA      7,500       Jacksonville Hosp. Rev., Univ. Med. Ctr. Inc. Proj., 6.50%, 2/01/07, CONNIE LEE ....  2/02 at 102    8,199,975
AAA      4,000       Kissimmee Util. Auth. Rev., Elec. Sply., 6.70%, 10/01/07, MBIA ..................... 10/97 at 102    4,252,880
AAA      2,000       No. Broward Hosp. Rev., 6.50%, 1/01/07, MBIA .......................................  1/02 at 102    2,219,140

                       See Notes to Financial Statements.

                                                                                                           Option
Rating* Principal                                                                                           Call
(Unaud- Amount                                                                                           Provisions+       Value
ited)   (000)                                   Description                                              (unaudited)     (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     Florida (cont'd)
AAA    $10,645       Orange Cnty., Tourist Dev. Tax Rev., Ser. A, 6.375%, 10/01/06, AMBAC ............... 10/02 at 102 $ 11,832,450
AAA      2,570       Tampa Auth. Rev., 6.70%, 12/01/07, MBIA ............................................ 12/01 at 102    2,864,985
AAA      1,600       Tampa Util. Tax & Spec. Rev., 6.80%, 10/01/06, AMBAC ............................... 10/01 at 102    1,805,888
                                                                                                                       ------------
                                                                                                                         66,705,134
                                                                                                                       ------------
                     Georgia-0.4%
AAA      1,990       Burke Cnty. Dev. Auth. Poll. Ctrl. Rev., Oglethorpe Pwr. Corp.,
                       Ser. B, 6.45%, 1/01/05, MBIA .....................................................  1/04 at 101    2,197,756
                                                                                                                       ------------
                     Illinois-15.6%
AAA      4,930       Alton Hlth. Facs. Rev., Christian Hlth. Ctr., 7.00%, 2/15/01+, FGIC ................ No Opt. Call    5,602,058
AAA      5,000       Chicago, G.O., Ser. A, 7.25%, 1/01/06, MBIA ........................................  7/96 at 102    5,178,550
                     Chicago Cent. Pub. Library, G.O., AMBAC,
AAA      1,800         Ser. A, 6.75%, 1/01/07 ...........................................................  4/02 at 102    2,006,442
AAA      1,600         Ser. C, 6.75%, 1/01/07 ...........................................................  4/02 at 102    1,783,504
AAA      5,555       Cook Cnty., Ser. A, 6.40%, 11/15/06, MBIA .......................................... 11/02 at 102    6,097,834
AAA      1,775       Cook Cnty. Cmnty. Sch. Dist., G.O., Ser. A, 6.375%, 1/01/07, FGIC ..................  1/02 at 100    1,894,670
                     Illinois Hlth. Facs. Auth. Rev.,
AAA      3,300       Elmhurst Mem. Hosp., 6.60%, 1/01/07, FGIC ..........................................  1/02 at 102    3,608,220
AAA     14,585       Sisters Svcs., Inc., Ser. C, 6.625%, 6/01/06, MBIA .................................  6/02 at 102   16,115,113
                     Illinois Regl. Trans. Auth. Rev., Ser. A, FGIC,
AAA      2,780         6.55%,11/01/06 ................................................................... 11/01 at 102    3,055,665
AAA      6,125         6.625%,11/01/08 .................................................................. 11/01 at 102    6,667,246
AAA      8,725       Illinois St. G.O., 6.40%, 12/15/07, AMBAC .......................................... 12/01 at 102    9,437,396
                     Illinois St. Sales Tax Rev., Ser. O,
AAA      5,900         Zero Coupon, 6/15/07 ............................................................. No Opt. Call    3,281,816
AAA      5,635         Zero Coupon, 6/15/08 ............................................................. No Opt. Call    2,942,090
AAA      6.000         6.50%. 6/15/06 ...................................................................  6/01 at 102    6,591,660
AAA      2,000         6.60%, 6/15/08 ...................................................................  6/01 at 102    2,206,740
AAA      2,000       Will Cnty. Cmnty. Unit Sch. Dist. Rev., 7.05%, 12/01/08, AMBAC ..................... No Opt. Call    2,377,240
                                                                                                                       ------------
                                                                                                                         78,846,244
                                                                                                                       ------------
                     Indiana-2.6%
AAA      9,000       Indiana Univ. Rev., Student Fee, Zero Coupon, 8/01/06, AMBAC ....................... No Opt. Call    5,288,940
Aaa      2,270       Noblesville West Indpt. Sch. Bldg. Corp., G.O., 7.00%, 7/01/07, MBIA ...............  1/01 at 102    2,536,793
AAA      5,000       Warsaw High Sch. Bldg. Corp., G.O., 6.90%, 7/01/05, MBIA ...........................  7/00 at 102    5,485,750
                                                                                                                       ------------
                                                                                                                         13,311,483
                                                                                                                       ------------
                     Kentucky-3.1%
                     Danville Multi-City Lease Rev., Swr. & Drain Sys., MBIA,
AAA      2,015         6.60%, 3/01/02+ .................................................................. No Opt. Call    2,276,688
AAA      2,160         6.65%, 3/01/02+ .................................................................. No Opt. Call    2,446,286
AAA      3,750       Kentucky Dev. Fin. Auth. Rev., Sisters of Charity, 6.60%, 11/01/06, MBIA ........... 11/01 at 102    4,155,525
AAA      6,410       Kentucky St. Ppty. & Bldgs. Auth. Rev., Proj. 53, 6.625%, 10/01/07, MBIA ........... 10/01 at 102    7,049,398
                                                                                                                       ------------
                                                                                                                         15,927,897
                                                                                                                       ------------
                     Louisiana-6.8%
                     Jefferson Sales Tax Dist. Rev., FGIC,
AAA     21,000         Ser. A, 6.75%, 12/01/06 .......................................................... 12/02 at 100   23,252,040
AAA      4,000         Ser. B. 6.75%,12/01/06 ........................................................... 12/02 at 100    4,428,960
AAA      3,500       Louisiana St., G.O., Ser. A, 6.50%, 5/01/07, AMBAC .................................  5/02 at 102    3,876,355
AAA      5,250       New Orleans, G.O., Ref., Zero Coupon, 9/01/06, AMBAC ............................... No Opt. Call    3,071,932
                                                                                                                       ------------
                                                                                                                         34,629,287
                                                                                                                       ------------

                       See Notes to Financial Statements.

                                                                                                           Option
Rating* Principal                                                                                           Call
(Unaud- Amount                                                                                           Provisions+       Value
ited)   (000)                                   Description                                              (unaudited)     (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     Massachusetts-5.2%
AAA    $ 3,670       Mansfield, G.O., 6.65%, 1/15/07, AMBAC .............................................  1/02 at 102 $  4,063,791
                     Massachusetts Bay Trans. Auth. Rev., Gen. Tran. Sys., Ser. A, MBIA,
AAA     12,910         6.625%, 3/01/01+ ................................................................. No Opt. Call   14,491,733
AAA      7,105         6.625%, 3/01/01+ ................................................................. No Opt. Call    7,975,505
                                                                                                                       ------------
                                                                                                                         26,531,029
                                                                                                                       ------------
                     Michigan-8.9%
                     Detroit Swr. Disp. Rev., FGIC,
AAA      1,655         6.60%, 7/01/01+ .................................................................. No Opt. Call    1,869,968
AAA      1,765         6.65%, 7/01/01+ .................................................................. No Opt. Call    1,998,545
AAA      1,880         6.70%, 7/01/01+ .................................................................. No Opt. Call    2,128,367
AAA      3,750       Grand Rapids Wtr. Sply. Rev., 6.625%, 1/01/08, FGIC ................................  1/01 at 102    4,082,325
                     Michigan Mun. Bond Auth.,
AAA      5,000         G.O., Ser. D, Zero Coupon, 5/15/06, MBIA ......................................... No Opt. Call    2,978,650
AAA      1,840         Local Gov't. Loan Prog., 6.35%, 11/01/06, AMBAC .................................. 11/04 at 102    2,052,244
                     Michigan St. Bldg. Auth. Rev.,
AAA     11,590         Ser. I, 6.75%, 10/01/07, MBIA .................................................... 10/01 at 102   12,805,559
AAA      3,850         Ser. II, 6.75%, 10/01/07, AMBAC .................................................. 10/01 at 102    4,253,788
AAA     11,940       Michigan St. Hosp. Fin. Auth. Rev., Sparrow Oblig. Grp., 6.60%, 11/15/07, MBIA ..... 11/01 at 102   13,037,883
                                                                                                                       ------------
                                                                                                                         45,207,329
                                                                                                                       ------------
                     Nevada-5.4%
AAA      6,210       Clark Cnty. Flood Ctrl., G.O., 6.40%, 11/01/06, AMBAC .............................. 11/01 at 101    6,740,955
                     Clark Cnty. Sch. Dist., G.O., Ser. A, MBIA,
AAA     11,000         6.70%, 3/01/06 ...................................................................  3/01 at 101   12,003,090
AAA      1,500         6.75%, 3/01/07 ...................................................................  3/01 at 101    1,636,575
                     Nye Cnty. Sch. Dist., G.O., BIG,
AAA      1,365         7.25%, 5/01/99+ .................................................................. No Opt. Call    1,516,597
AAA      1,470         7.25%, 5/01/99+ .................................................................. No Opt. Call    1,633,258
AAA      3,250       Reno Hosp. Auth. Rev., St. Mary Regl. Med. Ctr., 6.70%, 7/01/06, MBIA ..............  7/01 at 102    3,592,680
                                                                                                                       ------------
                                                                                                                         27,123,155
                                                                                                                       ------------
                     New Hampshire-0.5%
AAA      2,310       New Hampshire High. Ed. Auth. Rev., Elliot Hosp. of Manchester,
                       6.70%, 10/01/06, AMBAC ........................................................... 10/01 at 102    2,567,449

                     New Jersey-16.2%
AAA     10,500       Elizabeth, G.O., 6.60%, 8/01/06, MBIA ..............................................  8/01 at 102   11,631,585
                     Howell Twp., Ref. G.O., FGIC,
AAA      7,715         6.70%, 1/01/06 ...................................................................  1/02 at 102    8,675,209
AAA      2,925         6.75%, 1/01/07 ...................................................................  1/02 at 102    3,280,212
                     New Jersey St. Hlth. Care Facs. Fin. Auth. Rev., Hackensack Med. Ctr., FGIC,
AAA     12,755         6.65%, 7/01/06 ...................................................................  7/01 at 102   14,191,213
AAA      3,735         6.70%, 7/01/07 ...................................................................  7/01 at 102    4,135,616
AAA      1,765       New Jersey St. Hwy. Auth. Rev., Garden St. Pkwy., 6.15%, 1/01/07, AMBAC ............  1/02 at 102    1,916,684
AAA     30,000       New Jersey St. Tpk. Auth. Rev., Ser. C, 6.40%, 1/01/07, AMBAC ......................  1/01 at 102   32,625,300
                     No. Jersey Dist. Wtr. Sply. Cmnty. Rev., MBIA,
AAA      2,525       Wanaque No. Proj., Ser. B. 6.50%, 11/15/06 ......................................... 11/01 at 102    2,799,922
AAA      1,065       Wanaque So. Proj., 6.50%, 7/01/06 ..................................................  7/01 at 102    1,204,015
AAA      1,250       Warren Cnty. Poll. Ctrl. Fin. Auth. Rev., 6.55%, 12/01/06, MBIA .................... 12/02 at 102    1,407,925
                                                                                                                       ------------
                                                                                                                         81,867,681
                                                                                                                       ------------
                     New Mexico-0.8%
AAA      3,535       Gallup Poll. Ctrl. Rev., 6.50%, 8/15/07, MBIA ......................................  8/02 at 102    3,885,248
                                                                                                                       ------------

                       See Notes to Financial Statements.

                                                                                                           Option
Rating* Principal                                                                                           Call
(Unaud- Amount                                                                                           Provisions+       Value
ited)   (000)                                   Description                                              (unaudited)     (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     New York-11.8%
                     Mun. Asst. Corp. Rev.,
AAA    $ 5,000         Ser. 57, 7.00%, 7/01/06, AMBAC ...................................................  7/96 at 102 $  5,162,350
AAA      3,500         Ser. 61, 6.875%, 7/01/07, FGIC ...................................................  7/97 at 102    3,688,265
AAA      6,500         Ser. 61, 6.875%, 7/01/07, AMBAC ..................................................  7/97 at 102    6,849,635
AAA      3,500         Ser. 62, 6.90%, 7/01/07, AMBAC ...................................................  7/97 at 102    3,689,525
                     New York City Mun. Wtr. Fin. Auth. Rev., Wtr. & Swr. Sys., Ser. A, FGIC,
AAA     11,100         6.15%, 6/15/07 ...................................................................  6/02 at 101.5 11,978,454
AAA      2,160         6.75%, 6/15/06 ...................................................................  6/01 at 101    2,391,811
AAA      2,660         7.00%, 6/15/07 ...................................................................  6/01 at 101    2,984,015
AAA     10,000       New York City, G.O., Ser. E, 6.125%, 8/01/06, MBIA ................................. No Opt. Call   11,080,800
AAA      4,500       New York St. Environ. Facs. Corp., Poll. Ctrl. Rev., Ser. D, 6.40%, 5/15/06 ........ 11/04 at 102    5,143,410
AAA      6,000       Triborough Brdg. & Tunl. Auth. Rev., Ser. B, 6.70%, 1/01/08, FGIC ..................  1/01 at 102    6,645,360
                                                                                                                       ------------
                                                                                                                         59,613,625

                     North Carolina-1.3%
AAA      6,000       North Carolina Eastern Mun. Pwr. Agcy. Sys. Rev., Ser. B, 6.00%, 1/01/06, CAPMAC ... No Opt. Call    6,489,240
                                                                                                                       ------------
                     North Dakota-0.4%
AAA      2,035       Grand Forks Hlth. Care Facs. Rev., United Hosp. Oblig. Grp., 6.50%, 12/01/06, MBIA . 12/01 at 102    2,231,500
                                                                                                                       ------------
                     Pennsylvania-10.3%
AAA      6,200       Beaver Cnty. Hosp. Auth., 6.625%, 7/01/06, AMBAC ...................................  7/02 at 102    6,860,362
AAA      1,500       Coatesville Sch. Dist., G.O., 6.60%, 3/01/01+, AMBAC ............................... No Opt. Call    1,655,355
AAA     10,000       Harrisburg Auth. Lease Rev., 6.625%, 6/01/01+, CGIC ................................ No Opt. Call   11,075,600
AAA      7,450       Pennsylvania St., G.O., Ser. A, 6.50%, 11/01/07, FGIC .............................. 11/01 at 101.5  8,093,159
AAA      1,445       Pennsylvania St. Higher Ed. Rev., 6.75%, 7/01/07, MBIA .............................  7/01 at 102    1,601,551
AAA      4,500       Pennsylvania St. Tpk. Auth. Rev., Ser. O, 5.80%, 12/01/07, FGIC .................... 12/02 at 102    4,753,710
                     Philadelphia Mun. Auth., Justice Lease Rev.,
AAA      1,550         Ser. A, 7.00%, 11/15/04, MBIA .................................................... 11/01 at 102    1,748,152
AAA      2,370         Ser. B, 7.10%, 11/15/01+, FGIC ................................................... No Opt. Call    2,740,787
                     Pittsburgh & Allegheny Cntys. Rev., AMBAC,
AAA      1,015         Ser. A, 6.50%, 7/15/06 ...........................................................  7/01 at 100    1,094,606
AAA        900         Ser. B, 6.50%, 7/15/06    7/01 at 100       970,587
AAA      2,500       Schuylkill Cnty. Redev. Auth. Common Lease Rev., Ser. A, 7.00%, 6/01/01+, FGIC ..... No Opt. Call    2,801,025
                     Westmoreland Cnty., G.O., AMBAC,
AAA      7,800         6.70%, 8/01/01+ .................................................................. No Opt. Call    8,698,404
                                                                                                                       ------------
                                                                                                                         52,093,298
                                                                                                                       ------------
                     Puerto Rico-1.1%
AAA      5,000       Puerto Rico Elec. Pwr. Auth., Ser. W, 6.50%, 7/01/06, MBIA ......................... No Opt. Call    5,681,700
                                                                                                                       ------------
                     Rhode Island-2.5%
AAA     11,220       Conv. Ctr. Auth. Rev., Ser. A, 6.60%, 5/15/01+, MBIA ...............................  5/01 at 102   12,593,552
                                                                                                                       ------------
                     South Carolina-2.1%
AAA      4,390       Piedmont Mun. Pwr. Agy. Elec. Rev., 6.85%, 1/01/07, FGIC ...........................  1/01 at 102    4,849,018
AAA      5,100       Rock Hill Util. Sys. Rev., 6.50%, 1/01/07, FGIC ....................................  1/01 at 102    5,550,126
                                                                                                                       ------------
                                                                                                                         10,399,144
                                                                                                                       ------------


                       See Notes to Financial Statements.

                                                                                                           Option
Rating* Principal                                                                                           Call
(Unaud- Amount                                                                                           Provisions+       Value
ited)   (000)                                   Description                                              (unaudited)     (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
                     Tennessee-0.5%
AAA    $ 2,350       Met. Nashville, Arpt. Rev., Ser. C, 6.625%, 7/01/07, FGIC ..........................  7/01 at 102 $  2,567,845
                                                                                                                       ------------
                     Texas-15.0%
AAA      2,000       Austin Util. Sys. Rev., 6.875%, 5/15/07, AMBAC .....................................  5/01 at 102    2,204,540
AAA      8,500       Cypress-Fairbanks Indpt. Sch. Dist., G.O., Zero Coupon,
                       8/01/06, AMBAC ................................................................... No Opt. Call    4,958,390
AAA      5,800       El Paso Cnty. Tax Ref., G.O., Ser. B, 6.40%, 2/15/07, MBIA .........................  2/02 at 100    6,233,782
                     Ft. Bend Cnty., Tax. Perm. Imprvt., G.O., FGIC,
AAA      1,650         6.60%, 9/01/02+ .................................................................. No Opt. Call    1,852,356
AAA      1,725         6.60%, 9/01/02+ .................................................................. No Opt. Call    1,936,554
                     Harris Cnty. Rev., Toll Rd. Sr. Lien, Ser. A, FGIC,
AAA     10,395         6.50%, 8/15/02+ .................................................................. No Opt. Call   11,759,136
AAA      1,955         6.50%, 8/15/06 ...................................................................  8/02 at 102    2,162,699
AAA      3,160         6.50%, 8/15/02+ .................................................................. No Opt. Call    3,574,687
AAA        590         6.50%, 8/15/07 ...................................................................  8/02 at 102      649,142
AAA     15,000       Houston Wtr. & Swr. Sys. Rev., Ser. B, 6.75%, 12/01/08, FGIC ....................... 12/01 at 102   16,541,100
AAA      1,900       No. Central Texas Hlth. Fac. Dev. Corp. Rev., Children's Med. Ctr. of Dallas,
                       6.375%, 10/01/06, MBIA ........................................................... 10/01 at 102    2,062,013
AAA      1,550       No. Texas Wtr. Dist., 6.40%, 6/01/07, MBIA .........................................  6/03 at 100    1,681,936
AAA      3,000       Round Rock Indpt. Sch. Dist., G.O., 6.75%, 8/15/01+, MBIA .......................... No Opt. Call    3,355,020
AAA     15,000       Texas Mun. Pwr. Agy. Rev., Ref., Zero Coupon, 9/01/06, AMBAC ....................... No Opt. Call    8,842,350
AAA      3,745       Texas St. Bldg. Fin. Auth. Rev., 7.00%, 2/01/01+, MBIA ............................. No Opt. Call    4,192,415
AAA      3,395       Tyler Cnty. Hlth. Facs. Dev. Corp. Rev., Mother Francis Hosp.,
                       6.50%, 7/01/06, FGIC .............................................................  7/02 at 102    3,741,256
                                                                                                                       ------------
                                                                                                                         75,747,376
                                                                                                                       ------------
                      Washington-4.0%
AAA      1,250        Snohomish Cnty. Pub. Util. Dist., Elec. Rev., 6.55%, 1/01/07, FGIC ................  1/02 at 102    1,439,363
                      Snohomish Cnty. Sch. Dist., G.O., MBIA,
AAA      3,835          6.70%, 12/01/06 ................................................................. 12/01 at 100    4,202,546
AAA      4,145          6.75%, 12/01/07 ................................................................. 12/01 at 100    4,530,485
                      Washington St. Pub. Pwr. Sply. Sys. Rev., Nuclear Proj. #2, Ser. A,
AAA     12,875        Zero Coupon, 7/01/06, MBIA ........................................................ No Opt. Call    7,566,766
AAA      2,265          6.50%, 7/01/05, FGIC ............................................................  7/01 at 102    2,472,972
                                                                                                                       ------------
                                                                                                                         20,212,132
                                                                                                                       ------------
                      Wisconsin-0.6%
AAA      2,850        Wisconsin Hlth. & Ed. Fac. Auth., Columbia Hosp. Rev., 6.50%, 11/15/06, MBIA ...... 11/01 at 102    3,122,175
                                                                                                                       ------------
                      Total Investments-143.0% (cost $654,854,322) ......................................               723,843,960
                      Other assets in excess of liabilities-1.4% ........................................                 7,215,717
                      Liquidation value of preferred stock-(44.4%) ......................................              (225,000,000)
                                                                                                                       ------------
                      Net Assets Applicable to Common Shareholders-100% .................................              $506,059,677
                                                                                                                       ============

 + This bond is prerefunded. See glossary for definition.
++ Option call provisions: date (month/year) and prices of the earliest option call or redemption. There may be other call provisions at varying prices at later dates.
 * Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.

                       See Notes to Financial Statements.

      --------------------------------------------------------------------------
                      KEY TO ABBREVIATIONS
         AMBAC       -American Municipal Bond Assurance Corporation
         BIG         -Bond Investors Guaranty Insurance Company
         CAPMAC      -Capital Markets Assurance Corporation
         CGIC        -Capital Guaranteed Insurance Company
         C.O.P.      -Certificate of Participation
         CONNIE LEE  -College Construction Loan Insurance Association
         FGIC        -Financial Guaranty Insurance Company
         G.O.        -General Obligation Bond
         MBIA        -Municipal Bond Insurance Association
      --------------------------------------------------------------------------













                       See Notes to Financial Statements.

(left column)

--------------------------------------------------------------------------------
The BlackRock Municipal Target Term Trust Inc.
Statement of Assets and Liabilities
December 31, 1995
--------------------------------------------------------------------------------

Assets

Investments, at value (cost
  $654,854,322) (Note 1) ........................................  $723,843,960
Interest receivable .............................................    11,895,456
Deferred organization expenses and
  other assets ..................................................        28,985
                                                                   ------------
                                                                    735,768,401
                                                                   ------------

Liabilities

Due to custodian ................................................     2,358,413
Distribution payable-common stock ...............................     1,321,268
Dividends payable-common stock ..................................       290,059
Advisory fee payable (Note 2) ...................................       203,872
Dividends payable-preferred stock ...............................       124,187
Administration fee payable (Note 2) .............................        40,770
Other accrued expenses ..........................................       370,155
                                                                   ------------
                                                                      4,708,724
                                                                   ------------

Net Investment Assets ...........................................  $731,059,677
                                                                   ============

Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ..........................................   $   454,106
    Paid-in capital in excess of par ............................   421,119,385
  Preferred stock (Note 4) ......................................   225,000,000
                                                                   ------------
                                                                    646,573,491

  Undistributed net investment income ...........................    15,493,515
  Accumulated net realized gain .................................         3,033
  Net unrealized appreciation ...................................    68,989,638
                                                                   ------------
  Net investment assets, December 31, 1995 ......................  $731,059,677
                                                                   ============
  Net assets applicable to common
    shareholders ................................................  $506,059,677
                                                                   ============
Net asset value per common share:
  ($506,059,677 / 45,410,639 shares of
  common stock issued and outstanding) ..........................        $11.14
                                                                         ======



(right column)

--------------------------------------------------------------------------------
The BlackRock Municipal Target Term Trust Inc.
Statement of Operations
Year Ended December 31, 1995
--------------------------------------------------------------------------------

Net Investment Income

Income
  Interest and discount earned ..................................  $ 43,701,813
                                                                   ------------
Expenses
  Investment advisory ...........................................     2,463,657
  Auction agent .................................................       560,000
  Administration ................................................       492,731
  Reports to shareholders .......................................       180,000
  Custodian .....................................................       168,000
  Directors .....................................................        72,000
  Transfer agent ................................................        50,000
  Legal .........................................................        35,000
  Audit .........................................................        32,000
  Miscellaneous .................................................       336,091
                                                                   ------------
      Total expenses ............................................     4,389,479
                                                                   ------------
Net investment income ...........................................    39,312,334
                                                                   ------------


Realized and Unrealized Gain
  on Investments (Note 3)

  Net realized gain on investments ..............................     1,759,203

  Net change in unrealized appreciation
    on investments ..............................................    49,939,651
                                                                   ------------
  Net gain on investments .......................................    51,698,854
                                                                   ------------


Net Increase in Net Investment Assets
  Resulting from Operations .....................................  $ 91,011,188
                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Municipal Target Term Trust Inc.
Statements of Changes
in Net Investment Assets
--------------------------------------------------------------------------------

                                                                                      Year ended December 31,
                                                                                  ------------------------------
                                                                                       1995             1994
                                                                                  ------------    --------------
Increase (Decrease) in Net Investment Assets

Operations:
  Net investment income ........................................................  $ 39,312,334     $ 37,618,778
  Net realized gain on investments .............................................     1,759,203          366,539
  Net change in unrealized appreciation on investments .........................    49,939,651      (63,417,101)
                                                                                  ------------    --------------
  Net increase (decrease) in net investment assets resulting from operations ...    91,011,188      (25,431,784)
                                                                                  ------------    --------------

Dividends and distributions:
  To common shareholders from net investment income ............................   (27,927,543)     (27,927,543)
  To preferred shareholders from net investment income .........................    (8,475,663)      (6,572,378)
                                                                                  ------------    --------------
                                                                                   (36,403,206)     (34,499,921)
                                                                                  ------------    --------------
  To common shareholders from capital gains ....................................    (1,500,458)          --
  To preferred shareholders from capital gains .................................      (454,791)          --
                                                                                  ------------    --------------
                                                                                    (1,955,249)          --
                                                                                  ------------    --------------
    Total increase (decrease) ..................................................    52,652,733      (59,931,705)
                                                                                  ------------    --------------

Net Investment Assets
Beginning of year ..............................................................   678,406,944      738,338,649
                                                                                  ------------    --------------
End of year ....................................................................  $731,059,677     $678,406,944
                                                                                  ============     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Municipal Target Term Trust Inc.
Financial Highlights
--------------------------------------------------------------------------------

                                                                                                 September 30,
                                                                                                      1991*
                                                                                                     Through
                                                              ------------------------------------- December 31,
                                                                1995      1994     1993       1992      1991
                                                               ------    ------    ------    ------    ------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ......................    $ 9.98    $11.30    $10.04    $ 9.56    $ 9.40
                                                               ------    ------    ------    ------    ------
Net investment income .....................................       .87       .83       .82       .82       .13
Net realized and unrealized gain (loss) on investments ....      1.14     (1.39)     1.17       .42       .22
                                                               ------    ------    ------    ------    ------
Net increase (decrease) from investment operations ........      2.01      (.56)     1.99      1.24       .35
                                                               ------    ------    ------    ------    ------
Dividends from net investment income to:
Preferred shareholders ....................................      (.19)     (.14)     (.12)     (.15 )    (.02)
Common shareholders .......................................      (.62)     (.62)     (.61)     (.61)     (.05)
                                                               ------    ------    ------    ------    ------
Total dividends ...........................................     (.81)     (.76)     (.73)     (.76)     (.07)
                                                               ------    ------    ------    ------    ------
Distributions from capital gains to:
Preferred shareholders ....................................      (.01)       -         -         -         -
Common shareholders .......................................      (.03)       -         -         -         -
                                                               ------    ------    ------    ------    ------
Total distributions .......................................      (.04)       -         -         -         -
Capital charge with respect to issuance of shares .........        -         -         -         -       (.12)
                                                               ------    ------    ------    ------    ------
Net asset value, end of period** ..........................    $11.14    $ 9.98    $11.30    $10.04    $ 9.56#
                                                               ======    ======    ======    ======    ======
Market value, end of period** .............................    $10.12    $ 8.875   $10.375   $10.00    $ 9.625
                                                               ======    =======   =======   ======    =======
TOTAL INVESTMENT RETURN+ ..................................    21.67%    (8.89%)   10.01%    10.51%     2.93%
RATIOS TO AVERAGE NET ASSETS
OF COMMON SHAREHOLDERS+++:
Operating expenses ........................................      .90%      .94%      .87%      .91%      .81%++
Net investment income .....................................     8.06%     7.91%     7.61%     8.43%     5.80%++
SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ..  $487,923  $475,529  $492,138  $441,368  $418,353
Portfolio turnover                                                 9%       21%        1%       35%        1%
Net assets of common shareholders, end of period (in
thousands) ................................................  $506,060  $453,407  $513,339  $455,954  $434,166
Asset coverage per share of preferred stock, end of period.  $ 81,243##$150,783  $164,075  $151,323  $146,481
Preferred stock outstanding (in thousands) ................  $225,000  $225,000  $225,000  $225,000  $225,000

----------------
  * Commencement of investment operations.
 ** Net asset value and market  value are  published  in The Wall Street Journal each Monday.
  # Net asset value immediately after the closing of the initial public offering was $9.28.
 ## A stock split occured on July 24, 1995 (Note 4).
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
 ++ Annualized.
+++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common stock.

                       See Notes to Financial Statements.

Left Col.

--------------------------------------------------------------------------------
The BlackRock Municipal Target Term Trust Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------
Note 1. Accounting
Policies

The BlackRock Municipal Target Term Trust Inc., (the "Trust") a Maryland corporation is a diversified closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of investment grade securities that will return $10 per share to investors on or about December 31, 2006 while providing current income exempt from regular federal income tax. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

  The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

  Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commis-




Right Col.

sions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

  The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Short Sales: The Trust may make short sales of securities as a method of hedging potential declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker- dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Left Col.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust amortizes premium and accretes original issue discount on securities purchased using the interest method.

Federal Income Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends to common shareholders monthly from net investment income. Capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

Deferred Organization Expenses: A total of $70,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

    Reclassification of Capital Accounts: Effective January 1, 1994, the Trust began accounting and reporting for permanent differences between financial and tax reporting in accordance with the American Institute of Certified Public Accountants' Statement of Position, 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. The effect of adopting the statement for the year ended December 31, 1995 was to decrease accumulated net realized gain and increase undistributed net investment income by $4,426. Net investment income, net realized gains and net asets were not affected by this change.

 Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") and an Administration Agreement with Prudential Mutual Fund Management, Inc. ("PMF"), an indirect, wholly owned subsidiary of The Prudential Insurance Company of America.

  The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PMF is also computed weekly and payable monthly at an annual rate of 0.07% of the Trust's average weekly net investment assets.


Right Col.

  Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PMF pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

  On February 28, 1995, the Adviser was acquired by PNC Bank, N.A. Following acquisition, the Adviser has become a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses.

Note 3. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1995 aggregated $67,328,321 and $64,799,727, respectively.

  The federal income tax basis of the Trust's investments at December 31, 1995 was substantially the same as the basis for financial reporting purposes and, accordingly, net and gross unrealized appreciation was $68,989,638. Note 4. Capital There are 200 million shares of $.01 par value common stock authorized. Of the 45,410,639 common shares outstanding at December 31, 1995, the Adviser owned 10,639 shares. As of December 31, 1995, there were 9,000 preferred shares outstanding as follows: Series
W7-3,000, Series F7-3,000 and Series W28-3,000.

  The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On November 21, 1991 the Trust reclassified 4,500 shares of common stock and issued 3 series of Auction Market Preferred Stock ("Preferred Stock") as follows: Series W7-1,500 shares, Series F7-1,500 shares and Series W28-1,500 shares. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of preferred stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

  Dividends on Series W7 and Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.90% to 5.85% during the year ended December 31, 1995.

Left Col.

  The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

  The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

  The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the

Right Col.

Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends

Subsequent to December 31, 1995, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.05125 per common share payable January 31, 1995 to shareholders of record on January 16, 1995.

  For the period January 1, 1996 to January 31, 1996 dividends and distributions declared on preferred shares totalled $726,510 in aggregate for the three outstanding preferred share series.

 Note 6. Quarterly Data
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                                        Net increase
                                    Net realized and      (decrease)
                                       unrealized      in net investment
                   Net investment      gain (loss)      assets resulting                  Dividends                          Period
                       income         on investments     from operations      Common Shares    Preferred Shares*                end
Quarterly Total             common              common              common             common            common Common Stock  asset
period   Income    Amount    share  Amount       share   Amount      share    Amount    share   Amount    share   High   Low  value
------   ------    ---------------  ------------------   -----------------    ---------------   ---------------   ----   ---  -----
January 1,
1994 to
March
31,
1994  $10,507,914 $ 9,400,533 $.21 $(43,506,373) $(.96) $(34,105,840) $(.75) $6,981,886 $.15375 $1,259,117 $.03 $107/8  $95/8 $10.37

April 1,
1994 to
June
30,
1994   10,495,844  9,429,834   .21      866,471)  (.02)    8,563,363    .19   6,981,885  .15375  1,571,564  .03  101/8   93/8  10.37

July 1,
1994 to
September
30,   10,551216    9,425,932   .21  (5,116,231)   (.11)    4,309,701    .10   6,961,886  .15375  1,695,136  .03  10      91/4  10.28

October 1,
1994 to
December
31,
1994   10,520,366  9,362,479   .20  (13,561,487)  (.30)   (4,199,008)  (.10)  6,981,886  .15375  2,046,561  .05   93/4   81/4   9.98

January 1,
1995 to
March
31,
1995   10,652,689  9,619,611   .21   29,779,929    .66    39,399,540    .87   6,981,886  .15375  2,233,857  .05   97/8   83/4  10.65

April 1,
1995 to
June
30,
1995   10,600,843  9,529,910   .21     5,897,36    .13    15,427,272    .34   6,981,885  .15375  2,260,138  .05  10      95/8  10.79

July 1,
1995 to
September
30,
1995   11,745,300  10,646,786  .24    6,545,040    .14    17,191,826    .38   7,161,132  .15770  2,120,077  .05  103/16  93/4  10.96

October 1,
1995 to
December
31,
1995   10,702,981  9,516,027   .21    9,476,523    .21    18,992,550    .42   8,303,098  .18284  2,315,382  .05  105/8  10      1.14
------------------------------------------------------------------------------------------------------------------------------------

------------
*For the year ended December 31, 1995 the average annualized rate paid to preferred shareholders was 3.97%.

                                       16

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and
Board of Directors of
The BlackRock Municipal Target Term Trust Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Municipal Target Term Trust Inc. as of December 31, 1995 and the related statement of operations for the year then ended, the statement of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period September 30, 1991 (commencement of investment operations) to December 31, 1991. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Municipal Target Term Trust Inc. as of December 31, 1995, the results of its operations, the changes in its net investment assets and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.




Deloitte & Touche LLP

New York, New York
February 9, 1996

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

    We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended December 31, 1995. During the fiscal year ended December 31, 1995, the Trust paid dividends of $0.615 per common share that were federally tax-exempt interest dividends.

    Additionally the following summarized the special taxable distributions declared by the Trust during the fiscal year:


                                                     Taxable       Short-term    Long-term
                           Record       Payable  Ordinary Income  Capital Gains Capital Gains
                            Date         Date       Per Share      Per Share     Per Share
                            ----         ----       ---------      ---------     ---------

Common Stock ...........  12/29/95      1/31/96     $0.000652     $ 0.016061     $ 0.012383
Common Stock ...........   9/15/95      9/29/95      0.000036          -           0.003946
Preferred Stock:
  Series W-7 ...........   12/5/95      12/6/95      1.030000      25.450000      19.620000
  Series W-7 ...........   7/18/95      7/19/95      0.080000          -           9.180000
  Series F-7 ...........   12/7/95      12/8/95      1.040000      25.710000      19.820000
  Series F-7 ...........   7/20/95      7/21/95      0.090000          -           9.370000
  Series W-28 ..........  12/26/95     12/27/95      1.010000      24.950000      19.240000
  Series W-28 ..........    8/8/95       8/9/95      0.090000          -           9.560000



  For the purposes of preparing your annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.


--------------------------------------------------------------------------------
                THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------



The Trust's Investment Objective

The Trust's investment objective is to provide current income exempt from regular Federal income tax and to return $10 per share (the initial public offering price per share) to investors on or about December 31, 2006.


Who Manages the Trust?

BlackRock Financial Management, Inc. (BlackRock or the Adviser) is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages approximately $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on the New York or American Stock Exchanges, several open-end funds and over 80 separate accounts for various clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group, Inc. which is a division of PNC Bank, N.A., the nation's eleventh largest banking organization.


What Can the Trust Invest In?

The Trust intends to invest substantially all of its assets in a diversified portfolio of tax-exempt Municipal Obligations which are rated Aaa by Moody's or AAA by S &P or are covered by insurance or a guaranty of the timely payment of both principal and interest from an entity having a Aaa or AAA rating or are determined by the Trust's adviser to be of comparable credit quality.


What is the Adviser's Investment Strategy?

The primary investment strategy for the Trust is to seek to closely match the maturity of the assets of the portfolio with the future return of the initial investment on or about December 31, 2006. Accordingly, the majority of the funds' assets are invested in securities which have maturities that are similar to the maturity date of the fund. Most municipal securities, however, have optional redemption provisions (or "calls") which allow the issuer to redeem the bonds on specified dates prior to their maturity. While call features are more predictable than prepayments on mortgage-backed securities, they require additional active ,management considerations for the Trust. If a portion of the Trust is invested in callable bonds, the yield to call date is analyzed instead of the yield to the maturity of the bond, and should the security be called, BlackRock will generally seek to reinvest the proceeds in additional assets with maturities which are not significantly longer than the remaining term of the Trust. In addition, in order to seek to earn back the underwriting discount and upfront expenses and have the ability to return the full initial investment at the end of the term, the Trust generally seeks to retain a small portion of the income earned on its portfolio each year.

In addition to seeking the return of the initial offering price, the Adviser also seeks to provide current income exempt from Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used (in an amount up to 35% of the portfolio assets) to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Adviser will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.


How Are the Trust's Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Boston Financial Data Services. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


Leverage Considerations in a Term Trust

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 35% of total assets.


Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the shareholders.


Special Considerations and Risk Factors Relevant to Term Trusts

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.


Return of Initial Investment. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

Leverage. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

Municipal Obligations. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.


Alternative Minimum Tax (AMT). The Trust may invest in securities subject to alternative minimum tax.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

  Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

  The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange for the participants' accounts. The Trust will not issue shares under the Plan.

  Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

  The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                 THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------


Closed-End Fund:         Investment  vehicle which initially  offers a fixed number of shares and trades on a stock exchange.  The fund invests in a portfolio  of  securities  in  accordance  with its stated  investment  objectives  and policies.



Discount:                When a fund's  net asset  value is  greater  than its stock  price  the fund is said to be  trading  at a discount.


Dividend:                Income  generated by securities in a portfolio and  distributed  to  shareholders  after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.


Dividend Reinvestment:   Shareholders  may have all  distributions  of dividends and capital gains  automatically  reinvested into additional shares of the Trust.


Embedded Caps:           Also known as additional  interest  municipal bonds.  These securities are intended to protect the income that the Trust earns through leverage from significant increases in short-term rates. The coupon on these bonds will increase if short-term rates rise significantly.


Market Price:            Price per share of a security trading in the secondary  market.  For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.


Net Asset Value (NAV):   Net asset value is the total market  value of all  securities  and other  assets held by the Trust,  plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of  outstanding  shares.  It is the  underlying  value of a single share on a given day. Net asset value for the Trust is calculated  weekly and published in Barron's and The New York Times on Saturday or
                         The Wall Street Journal each Monday.

Premium:                 When a fund's  stock  price is  greater  than its net asset  value,  the fund is said to be  trading at a premium.


Pre-refunded Bonds:      These securities are collateralized by U.S.  Government  securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date  indicated, typically at a premium to par.

Total Investment Return: A measurement  of a fund's  performance,  taking into account the  combination  of dividends paid and the increase in the market value of a Trust's common  shares.  It may be expressed on an average annual basis or cumulative  basis (total change over a given  period).  In addition,  total  investment  return may be expressed  with or without  the effect of  reinvestment  of  dividends  and  capital  gains.  This report calculates total investment return with reinvested dividends and capital gains.


--------------------------------------------------------------------------------
                     BlackRock Financial Management Inc.
                           Summary of Closed-End Funds
--------------------------------------------------------------------------------


Taxable Trusts
--------------------------------------------------------------------------------


                                                                                   Termination
Perpetual Trusts                                                   Stock Symbol       Date
                                                                   ------------    -----------

The BlackRock Income Trust Inc. ..................................     BKT             N/A
The BlackRock North American Government Income Trust Inc. ........     BNA             N/A

Term Trusts
The BlackRock 1998 Term Trust Inc. ...............................     BBT            12/98
The BlackRock 1999 Term Trust Inc. ...............................     BNN            12/99
The BlackRock Target Term Trust Inc. .............................     BTT            12/00
The BlackRock 2001 Term Trust Inc. ...............................     BLK            06/01
The BlackRock Strategic Term Trust Inc. ..........................     BGT            12/02
The BlackRock Investment Quality Term Trust Inc. .................     BQT            12/04
The BlackRock Advantage Term Trust Inc. ..........................     BAT            12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc. ........     BCT            12/09



Tax-Exempt Trusts
--------------------------------------------------------------------------------

                                                                                   Termination
Perpetual Trusts                                                   Stock Symbol       Date
                                                                   ------------    -----------

The BlackRock Investment Quality Municipal Trust Inc. ............       BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc ..       RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust .........       RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc. .       RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc. ...       RNY           N/A

Term Trusts
The BlackRock Municipal Target Term Trust Inc. ...................       BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc ..............       BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc. ..       BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust ..........       BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc. ....       BLN          12/08
The BlackRock Insured Municipal Term Trust Inc. ..................       BMT          12/10



 If you would like further information please call BlackRock at (800) 227-7BFM or consult with your financial advisor

Left Col.




BlackRock





Directors
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

Officers
Ralph L. Schlosstein, President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Kevin Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

Investment Adviser
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North  Quincy,  MA 02171 (800)  669-1BFM

Auction  Agent
Bankers Trust Company 4
Albany Street
New York, NY 10006

Independent  Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY 10022


  This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.


                 The BlackRock Municipal Target Term Trust Inc.
                   c/o Prudential Mutual Fund Management, Inc.
                                   32nd Floor
                                One Seaport Plaza
                               New York, NY 10292
                                 (800) 227-7BFM

                                                     09247M 10 5
                                                     09247M 20 4
                                                     09247M 30 3
                                                     09247M 40 2



Right Col.



The BlackRock
Municipal Target
Term Trust Inc.
---------------------------------------
Annual Report
December 31, 1995